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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  AMENDMENT NO. 1
                                         TO
                                     FORM 8-K

                                  CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                          SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 27, 2003


                                 TRUE HEALTH, INC.
               (Exact name of registrant as specified in its charter)

                                        Utah
          (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                       (IRS Employer Identification Number)

                            Kelsy House, 77 High Street
                           Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                             David Francis, Chairman & CEO
                                    True Health, Inc.
                               Kelsy House, 77 High Street
                              Beckenham, Kent, UK. BR3 1AN
                        (Name and address of agent for service)

                                 (44) (0) 208 658 9575
                       (Telephone number, including area code of
                                     agent for service)



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Item 2.     Acquisition or Disposition of Assets.

         On June 27, 2003, True Health, Inc., a Utah corporation (the "Company") completed the transactions contemplated by the Agreement and Plan of Reorganization (the "Agreement") with Westmeria Health Care Limited, private limited company incorporated in England and Wales ("Westmeria") and David Francis, the majority securityholder of Westmeria ("Shareholder").

         Upon the terms and subject to the conditions of the Agreement, all securityholders of Westmeria exchanged all of the shares of Westmeria's common stock for a specified number of shares of the Company's common stock that was issued and the Company acquired all of the issued and outstanding securities of Westmeria, making Westmeria a wholly-owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits.

         Financial Statements

                  None

         Exhibits

                  Exhibit A - Agreement and Plan of Reorganization (without
                              schedules and exhibits)*

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* Previously filed.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Health, INC.



                                          By: /s/David Francis
                                             ---------------------------------
                                               David Francis, President and CEO


Date:  July 10, 2003